SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 13, 2000


                                BELL SPORTS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                        0-19873                36-3671789
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



6350 San Ignacio Avenue, San Jose, California                           95119
---------------------------------------------                         ----------
  (Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code 408-574-3400


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On  June  13,  2000,  Bell  Sports  Corp.,  a  Delaware   corporation  (the
"Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Bell Sports Holdings, L.L.C., a Delaware limited liability company ("Bell Sports Holdings"), and Andsonica Acquisition Corp., a Delaware corporation ("Andsonica Acquisition"). The Merger Agreement provides for the merger (the "Merger") of Andsonica Acquisition with and into the Company. Following the Merger, the separate corporate existence of Andsonica Acquisition will cease and the Company will continue as the surviving corporation. Andsonica Acquisition is a newly-organized corporation formed by Chartwell Investments II L.L.C. for the purpose of entering into the Merger Agreement and engaging in the transactions contemplated thereby.

     The Merger Agreement was approved by the Board of Directors of the Company prior to its execution and also has been approved by the stockholders of the Company. The consummation of the Merger, which is subject to satisfaction of customary conditions, is anticipated in mid-August.

     The Merger will constitute a change of control under the Indenture governing the outstanding 11% Senior Subordinated Notes (the "Notes") due 2008 issued by Bell Sports, Inc., a wholly-owned subsidiary of the Company, and as a result, Bell Sports, Inc. expects to make a change of control offer to repurchase the Notes after the consummation of the Merger.

     Copies of the Merger Agreement and the Company's press releases issued on June 14, 2000 with respect to the Merger Agreement and the transactions contemplated thereby are attached hereto as Exhibits 2, 20.1 and 20.2, respectively, and each is incorporated herein by reference.

     This Current Report on Form 8-K contains or incorporates forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be different from any future results, performance or achievements expressed or implied by such forward-looking statements.

     These forward-looking statements include, but are not limited to, statements regarding future events and the Company's plans, goals, objectives and expectations. The inclusion of such forward-looking information should not be regarded as a representation that the future events, plans, goals, objectives or expectations the Company contemplates will be achieved. These risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

     (c) EXHIBITS.

     The following is a list of the Exhibits filed herewith.

Exhibit
Number     Description of Exhibit
------     ----------------------

2 Agreement and Plan of Merger, dated as of June 13, 2000, among Bell Sports Holdings, Andsonica Acquisition and the Company.

20.1       Press Release issued by the Company on June 14, 2000.

20.2       Press Release issued by the Company on June 14, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELL SPORTS CORP.



Date:  June 15, 2000                       By: /s/ Mary J. George
                                               ---------------------------------
                                               Mary J. George
                                               Chief Executive Officer

                                  EXHIBIT INDEX

     The following is a list of the Exhibits filed herewith.

Exhibit
Number     Description of Exhibit
------     ----------------------

2 Agreement and Plan of Merger, dated as of June 13, 2000, among Bell Sports Holdings, Andsonica Acquisition and the Company.

20.1       Press Release issued by the Company on June 14, 2000.

20.2       Press Release issued by the Company on June 14, 2000.